UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 11, 2007 (August 30, 2007)

ADMIRALTY HOLDING COMPANY

(Exact name of registrant as specified in charter)

Colorado	000-7501	83-0214117
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification Number)

3455 Peachtree Road,N.E.
Suite 560
Atlanta, GA  30326

(Address of principal executive offices)

(404) 995-7010

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions(see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

16.1	Letter dated October 9, 2007 from Cherry, Bekaert & Holland, L.L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADMIRALTY HOLDING COMPANY

Date: October 11, 2007	By:	/s/ Herbert C. Leeming
Herbert C. Leeming, Chief Executive Officer